                                                                   Exhibit 10.39

                               BUY-OUT AGREEMENT
                               -----------------

        THIS BUY-OUT AGREEMENT is made as of the 26th day of August, 1996, by and between HealthRider Acquisition Corp., a Delaware corporation ("Buyer"), and Parkway Manufacturing, Inc., an Arizona corporation ("Seller").

        WHEREAS, Buyer and Seller are parties to a certain Asset Purchase Agreement, dated as of July 3, 1996, by and among Buyer, Seller, Icon
Health & Fitness, Inc., a Delaware corporation, Kerry Wilkinson, Larry DuVall and Tina DuVall (the "Purchase Agreement"), pursuant to which the Buyer is buying-out all of the Seller's right, title and interest in and to the Manufacturing Agreement, dated March 10, 1995, between the Seller and ExerHealth, Inc., (succeeded by HealthRider, Inc.), as amended by the Manufacturing Agreement Addendum, dated November 1, 1995 (the "Manufacturing Agreement") and acquiring all right, title and interest of Seller in certain assets of Seller relating to the Manufacturing Agreement; and

        WHEREAS, in order to consummate the buy-out of the Manufacturing Agreement, the Buyer shall purchase all of Seller's right, title and interest in, to and under the Manufacturing Agreement for an amount equal to Five Million Dollars ($5,000,000).

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1.   Buy-out of Manufacturing Agreement.  Seller hereby sells, grants,
             ----------------------------------
conveys, transfers, sets over and delivers unto Buyer all of its right, title and interest in and to the Manufacturing Agreement, and Buyer hereby buys out all of Seller's right, title and interest in, to and under the Manufacturing Agreement. Notwithstanding the foregoing, the Buyer will not assume, pay or discharge any debts, liabilities, obligations, contracts, loans, commitments, or undertakings of the Seller, whether fixed, unliquidated, contingent or otherwise and whether or not related to the Manufacturing Agreement, unless expressly assumed by the Buyer pursuant to Section 1.3 of the
                                                             -----------
Agreement, including, without limitation, all liabilities and obligations of the Seller (i) related to products sold under the Manufacturing Agreement prior to the Closing (as such term is defined in the Manufacturing Agreement), including, but not limited to, any claims for breach of warranty and products liability related thereto and/or set forth on Schedule 4.12 to the Agreement, and (ii) for
                                    -------------
the liabilities and obligations to the vendors listed in Schedule 1.3(a) to the Agreement in respect of goods shipped prior to the date hereof. All such liabilities retained by the Seller (the "Retained Liabilities") shall be paid or otherwise satisfied by the Seller when due.

        2.    Further Assurances.  From time to time after the date hereof, at
              ------------------
Buyer's request and without further consideration from Buyer, Seller agrees to execute and deliver such other instruments of conveyance and transfer to effectuate the buy-out of the Manufacturing Agreement and to vest in Buyer all of Seller's right, title and interest in the Manufacturing Agreement. Without limiting the generality of the foregoing, Seller covenants and agrees that at the request of Buyer and without further consideration, it will execute, deliver and acknowledge (or cause to be executed, delivered and acknowledged) all such other instruments, documents and agreements and take, do and perform all such other acts as may reasonably be required in order to effectuate the buy-out of the Manufacturing Agreement and to vest in and confirm to Buyer the title of Seller to, and its right to use and enjoy, the Manufacturing Agreement hereby agreed to be and intended to be conveyed to Buyer.


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

        3.      Miscellaneous.
                -------------

                (a) This Agreement and the other agreements executed in connection herewith constitute the entire agreement between the parties in connection with the Manufacturing Agreement and may be amended only by a writing signed by an authorized representative of each party.

                (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                (c) If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, all other terms, covenants and conditions of this Agreement shall remain legal, valid and enforceable and in full force and effect.

                (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

                (e) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah to the full extent permitted by applicable law, without giving effect to the conflicts of law principles thereof.



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                                     - 3 -

        IN WITNESS WHEREOF, the parties hereto has caused this Agreement to be duly executed as an instrument under seal as of the date first above written.



                                         HEALTHRIDER ACQUISITION CORP.


Attest:

Name: [SIGNATURE APPEARS HERE]           By:     [SIGNATURE APPEARS HERE]
     -------------------------------          ------------------------------
Title:  Secretary                        Title:   Vice President
      ------------------------------           -----------------------------



                                         PARKWAY MANUFACTURING, INC.



Attest:

Name:                                    By:
     -------------------------------          ------------------------------
Title:                                   Title:
      ------------------------------           -----------------------------

        IN WITNESS WHEREOF, the parties hereto has caused this Agreement to be duly executed as an instrument under seal as of the date first above written.


                                        HEALTHRIDER ACQUISITION CORP.

Attest:


Name:                                   By:
     ----------------------------          -------------------------------
Title:                                  Title:
      ---------------------------             ----------------------------


                                        PARKWAY MANUFACTURING, INC.

Attest:


Name: [SIGNATURE APPEARS HERE]          By: [SIGNATURE APPEARS HERE]
     ----------------------------          -------------------------------
Title:                                  Title: President
      ---------------------------             ----------------------------


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